UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2011

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of American Tower Corporation (the “Company”) was held on May 18, 2011 to consider and act upon the five proposals listed below, each of which were approved and adopted. The final results of the stockholder voting regarding each proposal were as follows:

1.	Election of nine (9) members of the Board of Directors of the Company, as identified in the proxy statement, to serve a term ending at the 2012 Annual Meeting of Stockholders.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Raymond P. Dolan	316,526,821	6,733,233	91,598	23,344,274
Ronald M. Dykes	322,336,391	924,551	90,710	23,344,274
Carolyn F. Katz	322,034,990	1,231,689	84,973	23,344,274
Gustavo Lara Cantu	322,329,040	930,331	92,281	23,344,274
JoAnn A. Reed	322,297,223	965,884	88,545	23,344,274
Pamela D.A. Reeve	322,086,625	1,176,153	88,874	23,344,274
David E. Sharbutt	322,037,029	1,221,486	93,137	23,344,274
James D. Taiclet, Jr.	314,378,989	8,866,767	105,896	23,344,274
Samme L. Thompson	321,966,448	1,295,033	90,171	23,344,274

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
337,355,045	9,251,477	89,404	—

3.	Approval of amendment to Company’s Amended and Restated Certificate of Incorporation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
344,062,677	2,382,851	250,398	—

4.	Approval of advisory vote on executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
317,470,222	5,710,168	171,262	23,344,274

5.	Approval of advisory vote on executive compensation every one, two or three years.

Votes for Every One Year	Votes for Every Two Years	Votes for Every Three Years	Votes Abstained	Broker Non-Votes
280,648,752	9,956,440	32,446,268	300,192	23,344,274

Company to Hold an Annual Vote on Executive Compensation

In light of the voting results with respect to the frequency of stockholder votes on executive compensation, our Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation, or until the Board of Directors determines it is in the best interest of the Company to hold such vote with a different frequency.

Item 8.01	Other Items.

On May 19, 2011, the Company announced that its Board of Directors has approved the commencement of the steps necessary to reorganize the Company to qualify as a real estate investment trust for tax purposes. The Company’s press release, dated May 19, 2011, is filed herewith as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: May 19, 2011	By:	/S/ THOMAS A. BARTLETT
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 19, 2011.